Hotchkis and Wiley Funds
Supplement to the Prospectuses Dated August 29, 2005

The sections on investing in closed Funds on pages 5 and 6 of the Prospectus- Class A, C and R Shares and on pages 5 and 6 of the Prospectus- Class I Shares are deleted in their entirety and replaced with the following:

Closed Funds - Effective April 1, 2006

The Core Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund and All Cap Value Fund are closed to new investors except as described below. Unless you fit into one of the investor categories described below, you may not invest in the Funds.

You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

• A current Fund shareholder; or

• A participant in a retirement plan that offers the Fund as an investment option.

New accounts may be opened for the transfers of shares from existing accounts if the registration or beneficial owner remains the same.

New accounts may be opened in IRA rollover programs offered by certain financial intermediaries. These programs must be pre-approved by the Advisor.

New accounts may be opened by employees of the Advisor and Trustees of the Trust.

New accounts may be opened in the Core Value Fund, Large Cap Value Fund and Mid-Cap Value Fund only if you purchase through an asset allocation program offered by certain financial intermediaries who have selected the Funds as part of their discretionary models. These programs must be pre-approved by the Advisor.

New accounts may be opened for defined contribution plans in the Core Value Fund.

Registered investment advisors who are invested in the Core Value Fund- Class I as of March 31, 2006 under a transaction fee program may open new accounts for their clients. New accounts may also be opened in the Core Value Fund- Class A by certain registered investment advisors who have been pre-approved by the Advisor.

New accounts opened in closed Funds through intermediaries may only be opened if the intermediaries agree to restrict new accounts as described above.

Except as otherwise noted, these restrictions apply to investments made directly with the Transfer Agent or through securities dealers or other financial intermediaries. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you are one of the types of investors listed above.

Exchanges will not be permitted unless the exchange is being made into an existing Fund account. The ability to exchange among the Funds is now very limited since all Funds either are closed or very limited as to the new accounts that may be opened.

Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted.

The Funds may allow new investments into the Funds in certain other circumstances, including accounts in process of funding at the close date and retirement plans that are in the process of making their Fund selections at the close date.

The Funds may resume sales of shares to additional investors at some future date, but have no present intention to do so.

Right to Suspend Sales and Reject Purchase Orders

The following language is added to the end of the section on “Right to Suspend Sales and Reject Purchase Orders” on page 32 of the Prospectus- Class A, C and R Shares and page 23 of the Prospectus- Class I Shares:

Certain plan recordkeepers are offering the Funds a menu of options designed to limit active trading. These options may include blocking of exchanges (either buys or sells) for certain time periods. The Funds may select an option that is either more or less restrictive than the 90-day exchange limit discussed above, and may change such selections at any time without prior notice to shareholders.

February 13, 2006